UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

277 Park Avenue

New York, New York 10172

August 11, 2021

Securities and Exchange Commission

100 F Street, N.E

Washington, DC 20549

Attention: Filing Desk

Re: Undiscovered Managers Funds (the “Trust”)
File No. 811-08437

Ladies and Gentlemen:

On behalf of the Trust, and pursuant to Section 14(a) of the Securities Exchange Act of 1934, I hereby transmit for filing with the Securities and Exchange Commission, a preliminary proxy statement for the Trust which includes a proposal for the election of a new board of trustees, and a proposal for the approval of a new investment sub-advisory agreement for the Undiscovered Managers Behavioral Value Fund. Please call me at (614) 213-2531 with any comments or questions you may have on the preliminary proxy statement.

Very truly yours,

/s/ Matthew Beck
Assistant Secretary